UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 19, 2009

(Date of earliest event reported)

_______________________

GOTTAPLAY INTERACTIVE, INC.

(Exact name of registrant as specified in charter)

Nevada	33-20783-D	20-1645637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

64 Commercial Avenue

Garden City, New York 11530

(Address of Principal Executive Offices, with Zip Code)

(800) 826-2379

(Registrant’s telephone number, including area code)

N/A

(Former address)

The current report on Form 8-K is filed by Gottaplay Interactive, Inc., a Nevada corporation (the “registrant”), in connection with the items set forth below:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Provisions A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers.

Departure of Director and Interim Chief Executive Officer

On May 12, 2009, Matthew Skidell resigned his positions as a Director of the Board and all officer positions to include: (a) Interim Chief Executive Officer, (b) Interim Chief Financial Officer, and (c) Interim President, Secretary/Treasurer. There were no disagreements between Mr. Skidell and the Company at the time of his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2009

GOTTAPLAY INTERACTIVE, INC.

(Registrant)

By: /s/ Michael Rocchetti

Michael Rocchetti, Director